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International Business Machines Corporation

Global Technical Services Council

3039 Cornwallis Road, Bldg 002/Rm 210

Research Triangle Park NC 27709-2195 Attention: Meredith Hancock - Phone (919) 486-2316

Date: June 3, 2011

To: CDI

From: Daniel Schaefer

US Sourcing Manager, Technical Services

Integrated Supply Chain

Subject: Amendment to Extend the Expiration Date of Technical Services Agreement Statement

of Work # 4908021177-003

Dear Supplier,

This letter serves as Amendment No. 004 to the above subject Agreement which the parties thereto do mutually agree to amend as follows:

The parties agree to extend the Expiration Date of the SOW for three months. The current language in

Section 4.1 "Term" of the SOW will be replaced with the following:

The term of this SOW shall begin on the Effective Date and shall remain in effect until the later of October 1, 2011 ("Expiration Date") or until Deliverables and Services are completed ("Term").

Except as amended herein, all other terms and conditions of the subject Agreement shall remain in full force and effect.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written,

and all other communications between the parties relating to this subject.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and return both copies by June 15, 2011 to the attention of Meredith Hancock at the address above.
ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation 3039 Cornwallis Road Research Triangle Park, NC 27709-2195	CDI Corporation 17177 Preston Road Suite 300 Dallas, TX 75248
By: /s/ Dan Schaefer 6/8/2011	By: /s/ Dirk A. Dent 6/6/2011
Buyer Signature Date	Supplier Signature Date
Daniel Schaefer	DIRK A. DENT
Printed Name	Printed Name
US Sourcing Manager Technical Services, Integrated Supply Chain	EVP, CDI ITS
Title & Organization	Title & Organization
Very truly yours, Dan Schaefer